© Fifth Third Bank | All Rights Reserved 4Q13 Earnings Conference Call January 23, 2014 Please refer to earnings release dated January 23, 2014 for further information. Exhibit 99.2

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv,
LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

FIFTH THIRD BANK

$511
$503
$1,094
$1,541
$1,799
2009
2010
2011
2012
2013

0.64%
0.67%
1.15%
1.34%
1.48%
2009
2010
2011
2012
2013

3.20%
3.02%
1.49%
0.85%
0.58%
2009
2010
2011
2012
2013

127%
179%
157%
180%
211%
2009
2010
2011
2012
2013

7.0%
7.5%
9.4%
9.5%
9.4%
2009
2010
2011
2012
2013

Common Dividends Declared
Share Repurchases - ex-Vantiv[2]
Share Repurchases - Vantiv[3]
6%
6%
23%
21%
31%
11%
23%
39%
12%
100% of gains
45% of earnings ex-Vantiv gains
26% of earnings ex-Vantiv gains
2009
2010
2011
2012
2013

3
© Fifth Third Bank | All Rights Reserved
2013: A record year
Return on avg. assets Net charge-off ratio
Net income to common ($MM)
Generated highest level of net
income in Company’s history.
Improving profitability approaching
target for normalized environment.
Problem assets are at the lowest
levels in five years.
Tier 1 common ratio
1
Total payout ratio ALLL / NPLs
Coverage levels more than adequate
to protect against potential losses.
Capital ratios strong and above
regulatory well-capitalized levels.
Net payouts to shareholders of
$1.3B
2
in 2013.
1
Non-GAAP measure; see Reg. G reconciliation in appendix; capital ratios estimated; presented under current U.S. capital regulations.
2
2013 is net of the issuance of shares valued at $398MM related to the Series G preferred stock conversion on July 1, 2013.

Repurchases of shares in the amount of after-tax gains on the sale of Vantiv shares.

© Fifth Third Bank | All Rights Reserved
Net income available to common shareholders of $383MM ($0.43 per diluted share), vs. $421MM ($0.47 per share) in 3Q13 and
$390MM ($0.43 per share) in 4Q12
Overall credit trends remain favorable
— Net charge-offs of $148MM (0.67% of loans and leases)
–
Includes $43MM of charge-offs on a C&I loan restructured during the quarter and $6MM of home equity charge-offs due to a change in policy (22 bps combined impact)
–
Excluding these items, net charge-offs declined $10MM or 4 bps from 3Q13
— Total nonperforming assets (NPA) of $986MM including loans held-for-sale, down $39MM, or 4%, from 3Q13;
NPA ratio of 1.10% down 6 bps from 3Q13, nonperforming loans ratio of 0.84% down 4 bps from 3Q13
–
Includes $46MM of additions due to a change in policy on home equity nonaccruals (5 bps impact to NPA ratio)
Strong capital ratios
2
; sequentially reduced due to 4Q13 repurchases
— Repurchased 32MM common shares in 4Q13; reduced average diluted share count by 12MM
— Tier 1 common ratio 9.38%
3
vs. 9.88% in 3Q13; Basel III pro forma estimate of ~9.0%
3
— Tier 1 risk-based capital ratio 10.35%, Total risk-based capital ratio 14.07%, Leverage ratio 9.64%
— Tangible common equity ratio
3
of 8.63% excluding unrealized gains/losses; 8.69% including them
— Book value per share of $15.85; tangible book value per share
1
of $13.00, up 5% from 4Q12
4Q13 in review
1
Assumes 35% marginal tax rate
2
Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
3
Non-GAAP measure; see Reg. G reconciliation in appendix.
Significant items in 4Q13 results
$ in MM, except per share data Net income impact
After tax EPS
impact Pre-tax After tax
1
Valuation adjustment on Vantiv warrant $91 $59
Mortgage repurchase provision benefit $28 $18
Vantiv tax receivable agreement $9 $6
Contribution to Fifth Third Foundation ($8) ($5)
Severance expense ($8) ($5)
TruPS debt extinguishment ($8) ($5)
Valuation adjustment on Visa total return swap ($18) ($12)
Expense to increase litigation reserves ($69) ($45)
Total $17 $11 ~$0.01

© Fifth Third Bank | All Rights Reserved
Financial summary
• Strong returns, with sequential growth in NII and certain fee income categories as well as ongoing disciplined expense management
• 4Q13 included $19MM, or $0.02 per diluted share, of dividends on preferred stock
Actual
Seq. YOY
($ in millions) 4Q12 3Q13 4Q13 $ % $ %
Average Balances
Total loans & leases1
$83,943 $87,272 $87,895 $623 1% $3,952 5%
Core deposits
$84,289 $86,921 $89,269 $2,348 3% $4,980 6%
Income Statement Data
Net interest income (taxable equivalent) (NII) $903 $898 $905 $7 1% $2 -
Provision for loan and lease losses 76 51 53 2 5% (23) (30%)
Noninterest income 880 721 703 (18) (2%) (177) (20%)
Noninterest expense 1,163 959 989 30 3% (174) (15%)
Net income attributable to Bancorp $399 $421 $402 ($19) (4%) 3 1%
Net income available to common shareholders $390 $421 $383 ($38) (9%) ($7) (2%)
Financial Ratios
Earnings per share, diluted 0.43 0.47 0.43 ($0.04) (9%) - -
Net interest margin 3.49% 3.31% 3.21% (10bps) (3%) (28bps) (8%)
Efficiency ratio 65.2% 59.2% 61.5% 230bps 4% (370bps) (6%)
Return on average assets 1.33% 1.35% 1.24% (11bps) (8%) (9bps) (7%)
Return on average common equity 11.5% 12.1% 10.8% (130bps) (10%) (70bps) (6%)
Return on average tangible common equity2
14.1% 14.7% 13.1% (160bps) (11%) (100bps) (7%)
Note: Numbers may not sum due to rounding and percentages in all of the tables in this presentation are calculated on actual dollar amounts not the rounded dollar amounts.
1
Excludes loans held-for-sale
2
Non-GAAP measure; see Reg. G reconciliation in appendix.

FIFTH THIRD BANK

$903
$893
$885
$898
$905
3.49%
3.42%
3.33%
3.31%
3.21%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
$950
$850
$750
$650
$550
$450
$350
$250
$150
$50
4Q12
1Q13
2Q13
3Q13
4Q13
Net Interest Income ($MM)
NIM

	Δ	Δ

© Fifth Third Bank | All Rights Reserved
Net interest income
NII and NIM (FTE)
•
Net interest income up $7MM from 3Q13 and $2MM from 4Q12
– Sequential increase due to higher balances and yields in investment securities, higher portfolio loan balances, and the benefit from high-priced CD maturities partially offset by the effects of loan repricing, lower held-for-
sale loan balances, and higher interest expense.
– Year-over-year increase due to lower asset yields partially offset by higher average loan balances, lower long-
term debt expense, and run-off in higher-priced CDs.
• NIM declined 10 bps sequentially largely due to higher cash balances driven by strong deposit growth as well as the impact of the debt issuances during the quarter. Otherwise, the benefit from the maturity of high-priced CDs and higher securities yields offset the impact of lower loan yields.
Yield Analysis
4Q12 3Q13 4Q13
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 4.01% 3.49% 3.46% (3) (55)
Commercial mortgage loans 3.69% 3.60% 3.53% (7) (16)
Commercial construction loans 3.01% 3.71% 3.46% (25) 45
Commercial leases 3.42% 3.22% 3.10% (12) (32)
Residential mortgage loans 3.94% 3.87% 3.88% 1 (6)
Home equity 3.72% 3.74% 3.62% (12) (10)
Automobile loans 3.46% 3.02% 2.96% (6) (50)
Credit card 9.96% 9.93% 9.90% (3) (6)
Other consumer loans and leases 50.06% 42.84% 43.19% 35 (687)
Total loans and leases 4.13% 3.83% 3.79% (4) (34)
Taxable securities 3.23% 3.20% 3.32% 12 9
Tax exempt securities 2.91% 5.08% 5.65% 57 274
Other short-term investments 0.28% 0.26% 0.26% - (2)
Total interest-earning assets
3.94% 3.68% 3.57% (11) (37)
Total interest-bearing liabilities 0.65% 0.54% 0.52% (2) (13)
Net interest spread 3.29% 3.14% 3.05% (9) (24)

+1% QoQ; +5% YoY
84
86
87
87
88
36
36
36
37
36
48
50
51
51
51
4Q12
1Q13
2Q13
3Q13
4Q13
Commercial Loans
Consumer Loans

+3% QoQ; +6% YoY
84
85
86
87
89
5
5
5
5
5
50
51
51
51
53
29
29
30
31
31
4Q12
1Q13
2Q13
3Q13
4Q13
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

© Fifth Third Bank | All Rights Reserved
Balance sheet
• Average C&I loans up 2% sequentially and 13% from 4Q12
• Period end CRE loans up 2% sequentially;
first quarter of sequential CRE growth since 2Q08
• End of period commercial line utilization 29%;
potential source of future growth
• Average consumer loans flat sequentially and
up 1% year-over-year
• Lower production reduced average warehoused
residential mortgage loans held-for-sale to $934MM in
4Q13 versus $1.8B in 3Q13
• Core deposit to loan ratio of 102%
– DDAs flat sequentially and up 5% from 4Q12
– Consumer average transaction deposits up 1%
sequentially and up 4% year-over-year
– Commercial average transaction deposits up 6%
sequentially and up 10% year-over-year
• Short-term wholesale borrowings represent <3% of total
funding
Note: Numbers may not sum due to rounding.
1
Excludes loans held-for-sale
Average loan growth ($B)
1
Average core deposit growth ($B)

© Fifth Third Bank | All Rights Reserved
Noninterest income
Noninterest income
Note: Numbers may not sum due to rounding.
1
Net credit-related costs recognized in other noninterest income were $5MM in 4Q13, reflecting $6MM of losses on OREO, $2MM of fair value charges on commercial loans HFS, and
$2MM of mortgage repurchase benefits. This compares with net credit-related costs of $5MM in 3Q13 and $13MM in 4Q12.
• 4Q13 fee income included sequential growth in mortgage banking net revenue, card and processing revenue, service charges on deposits, and investment advisory revenue, partially offset by lower other noninterest income and corporate banking revenue.
• 4Q13 other noninterest income included a $91MM positive valuation adjustment on the Vantiv warrant, $9MM in payments received pursuant to Fifth Third’s tax receivable agreement with Vantiv, and an $18MM negative valuation on the Visa total return swap.
– 3Q13 other noninterest income included $89MM of net gains on significant items, listed on page 10.
• Growth in service charges on deposits due to deeper customer relationships across consumer and commercial platforms
Actual
Seq.
YOY
4Q12
3Q13
4Q13
$
%
$
%
($ in millions)
Service charges on deposits
$134 $140 $142 $2 1% $8 6%
Corporate banking revenue
114 102 94 (8) (8%) (20) (18%)
Mortgage banking net revenue
258 121 126 5 4% (132) (51%)
Investment advisory revenue
93 97 98 1 2% 5 6%
Card and processing revenue
66 69 71 2 3% 5 8%
Other noninterest income
1
215 185 170 (15) (7%) (45) (21%)
Securities gains, net
2 2
2
- (36%) - (23%)
Securities gains (losses), net -
         (2) 5 - (5) (100%) 2 100%    non-qualifying hedges on MSRs
Total noninterest income
$880 $721 $703 ($18) (2%) ($177) (20%)

© Fifth Third Bank | All Rights Reserved
Noninterest expense
Noninterest expense
• 4Q13 results included $69MM in charges to increase litigation reserves, $8MM of debt extinguishment costs related to TruPS, $8MM contribution to the Fifth Third Foundation, and $8MM in severance expense. Results also included a
$26MM benefit to the mortgage repurchase provision.
• 3Q13 results included $30MM in charges to increase litigation reserves, $5MM in severance expense, $5MM in large bank assessment fees, and a $4MM seasonal pension settlement charge. Results also included a $4MM benefit to the mortgage repurchase provision.
• Credit costs recorded in noninterest expense:
Note: Numbers may not sum due to rounding.
Actual
($ in millions) 4Q12 3Q13 4Q13
Mortgage repurchase expense $44 ($4) ($26)
Provision for unfunded commitments 3 1 (5)
Derivative valuation adjustments (2) - (2)
OREO expense 5 5 4
Other problem asset related expenses 19 14 17
Total credit-related operating expenses $68 $16 ($12)
Actual
Seq.
YOY
4Q12
3Q13
4Q13
$
%
$
%
($ in millions)
Salaries, wages and incentives
$416 $389 $388 ($1) - ($28) (7%)
Employee benefits
96 83 78 (5) (6%) (18) (19%)
Net occupancy expense
76 75 77 2 2%           1 1%
Technology and communications
52 52 53 1 2% 1 2%
Equipment expense
27 29 29            - -            2 8%
Card and processing expense
31 33 37 4 13%            6 18%
Other noninterest expense
465 298 327 29 10%       (138) (30%)
Total noninterest expense
$1,163 $959 $989 $30 3% ($174) (15%)

$700
$600
$500
$400
$300
$200
$100
$0
$641
$608
$632
$603
$623
4Q12
1Q13
2Q13
3Q13
4Q13
PPNR $616 $653 $905 $655 $614
Adjusted PPNR

53%
60%
59%
61%
62%
61%
2Q13
3Q13
4Q13
Efficiency Ratio
Adjusted Efficiency Ratio

© Fifth Third Bank | All Rights Reserved
Pre-tax pre-provision earnings
1
PPNR trend
1
Non-GAAP measure; see Reg. G reconciliation in appendix.
2
Prior quarters include similar adjustments.
3
There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
Note: 4Q13 and 3Q13 also included benefits to the mortgage repurchase provision of $28MM and $4MM, respectively. 2Q13 also included the impact of $47MM in mortgage repurchase provision. These impacts are reflected in “Credit-related items” and “Adjusted Efficiency Ratio” listed above.
• PPNR of $614MM down 6% from 3Q13 levels and
flat to prior year
• Adjusted PPNR of $623MM, up 3% sequentially and
down 3% from prior year
PPNR reconciliation
Efficiency ratio
($ in millions) 4Q12 1Q13 2Q13 3Q13 4Q13
Income before income taxes (U.S. GAAP) (a) $540 $591 $841 $604 $561
Add: Provision expense (U.S. GAAP) (b) 76 62 64 51 53
PPNR (a) + (b) $616 $653 $905 $655 $614
2
In noninterest income:
Gain from sales of Vantiv shares (157) - (242) (85) -
Vantiv warrant & puts 19 (34) (76) (6) (91)
Other Vantiv-related income - - - - (9)
Valuation of 2009 Visa total return swap 15 7 5 2 18
Sale of certain Fifth Third funds - (7) - - -
BOLI settlement - - (10) - -
Securities (gains) / losses (2) (17) - (2) (2)
In noninterest expense:
Debt extinguishment (gains) / losses 134 - - - 8
Severance expense 3 3 1 5 8
Large bank assessment fees - - - 5 -
Gain on sale of affordable housing investments - (9) (2) (1) -
Donation to Fifth Third Foundation - 3 - - 8
Additions to litigation reserves 13 9 51 30 69
Adjusted PPNR $641 $608 $632 $603 $623
Credit-related items :
In noninterest income 13 10 6 5 5
In noninterest expense 68 24 35 16 (12)
Credit-adjusted PPNR
3
$722 $642 $673 $624 $616
:
Adjustments to remove (benefit) / detriment

$600
$500
$400
$300
$200
$100
$0
$525
$470
$410
$414
$379
195
164
152
156
103
330
306
258
258
276
4Q12
1Q13
2Q13
3Q13
4Q13
30-89 Days Past Due
90+ Days Past Due

$1,500
$1,250
$1,000
$750
$500
$250
$0
$1,286
$1,210
$1,150
$1,014
$980
403
382
356
334
373
883
828
794
680
607
4Q12
1Q13
2Q13
3Q13
4Q13
NPA ratio 1.49% 1.41% 1.32% 1.16% 1.10%
Commercial
Consumer

$175
$150
$125
$100
$75
$50
$25
$0
$147
$133
$112
$109
$148
91
79
67
65
70
56
54
45
44
78
4Q12
1Q13
2Q13
3Q13
4Q13
NCO ratio 0.70% 0.63% 0.51% 0.49% 0.67%
Commercial
Consumer

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$2,000
$1,500
$1,000
$500
$0
$1,854
$1,783
$1,735
$1,677
$1,582
2.16%
2.08%
1.99%
1.92%
1.79%
4Q12
1Q13
2Q13
3Q13
4Q13
Allowance for Loan & Lease Losses (ALLL) ($MM)
ALLL / Loans and Leases

© Fifth Third Bank | All Rights Reserved
Improving Credit Quality
Net charge-offs ($MM)
4Q13 incl. a $43MM charge-off on a C&I loan restructured during the quarter and $6MM of home equity charge-offs due to an accounting policy change.
HFI Nonperforming assets ($MM)
NPAs down 24% from 4Q12;
lowest level since 2007
Reserve Coverage
Accruing Past Due ($MM)
Includes 4Q13 provision expense of $53MM;
Total delinquencies declined 28% from 4Q12;
remain at very low levels
reserve coverage levels remain among best-in-class

© Fifth Third Bank | All Rights Reserved
NPL Rollforward
1
Increase in NPL inflow due to $43 million in inflows related to a portion of a large credit restructured in 4Q13. This portion was charged off in 4Q13, therefore resulting in no net impact to ending
NPL balances.
2
Increase in NPL inflow primarily due to $46 million inflow resulting from change in home equity nonaccrual policy.
Note: Numbers may not sum due to rounding.
NPL HFI Rollforward
Commercial
4Q12 1Q13 2Q13 3Q13 4Q13
806 697 639 623 521
Transfers to nonperforming 68 80 151 71 107
Transfers to performing (4) (1) (6) (1) (1)
Transfers to performing (restructured) (5) (4) (7) (2) (2)
Transfers to held-for-sale 0 (1) (2) - -
Loans sold from portfolio (6) (3) (2) (14) (19)
Loan paydowns/payoffs (89) (53) (80) (101) (61)
Transfers to other real estate owned (22) (27) (28) (14) (12)
Charge-offs (55) (54) (45) (44) (78)
Draws/other extensions of credit 4 5 3 3 3
697 639 623 521 458
Consumer
4Q12 1Q13 2Q13 3Q13 4Q13
347 332 314 286 248
Transfers to nonperforming 146 124 116 95 165
Transfers to performing (28) (26) (31) (30) (25)
Transfers to performing (restructured) (34) (29) (28) (24) (22)
Transfers to held-for-sale - - - - -
Loans sold from portfolio - - - - -
Loan paydowns/payoffs (36) (27) (33) (39) (24)
Transfers to OREO/other repossessed property (18) (17) (21) (28) (20)
Charge-offs (47) (46) (30) (13) (30)
Draws/other extensions of credit 1 1 (1) 1 1
332 312 286 248 293
Total NPL 1,029 951 909 769 751
Total new nonaccrual loans - HFI 214 204 267 166 272
Beginning NPL amount
Ending Commercial NPL
Beginning NPL amount
Ending Consumer NPL
1
1
2

FIFTH THIRD BANK

$70
$60
$50
$40
$30
$20
$10
$-
$66
19
48
$47
5
42
$53
6
47
$49
4
45
$46
5
41
4Q12
1Q13
2Q13
3Q13
4Q13
Agencies
Private
Total Claims

© Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
4Q13 balances of outstanding claims decreased 6% from 3Q13
Virtually all sold loans and the majority of new claims relate to agencies
— 99% of outstanding balance of loans sold
— 89% of current quarter outstanding claims
Approximately 89% of outstanding balances of the serviced for others portfolio relates to origination activity in 2009 and later
Private claims and exposure relate to whole loan sales (no
outstanding first mortgage securitizations)
— Preponderance of private sales prior to 2006
2004-2008 vintages account for ~84% of total life to date losses of $449MM from sold portfolio
$60MM decrease in repurchase reserves resulting from
previously announced settlement with Freddie Mac as well as
the corresponding expectations for future repurchase requests and file claims.
Repurchase Reserves
1
($ in millions)
Outstanding Counterparty Claims ($ in millions)
4Q12 1Q13 2Q13 3Q13 4Q13
Beginning balance $99 $131 $133 $139 $121
Net reserve additions    47 22 20 (4) (27)
Repurchase losses (15) (20) (14) (13) (33)
Ending balance $131 $133 $139 $121 $61
1
Includes representation and warranty reserve ($44MM) and reserve for loans sold with recourse ($16MM)
Note: Numbers may not sum due to rounding.
Outstanding Balance of Sold Loans ($ in millions)
Fannie Freddie GNMA Private Total
2003 and Prior $366 $1,590 $115 $122 $2,193
2004 151 586 22 92 851
2005 137 691 29 93 950
2006 182 537 25 150 895
8%
2007 269 888 33 126 1,316
2008 329 654 245 1,228
2009 858 4,174 2,179 1 7,211
2010 2,084 4,753 2,113 8,950
2011 2,744 5,101 1,721 9,566
2012 5,042 9,630 4,173 33 18,879
2013 3,932 7,376 5,553 259 17,120
Grand Total 16,095 35,979 16,208 877 69,159
1.3%

FIFTH THIRD BANK

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2013 Net Payouts ($MM)

10%
8%
6%
4%
2%
0%
9.5%
9.7%
9.4%
9.9%
Basel III Est. 9.5%²
9.4%
Basel III Est. 9.0%²
4Q12
1Q13
2Q13
3Q13
4Q13

$14.00
$13.50
$13.00
$12.50
$12.00
$11.50
$11.00
900
850
800
750
700
650
882
875
851
887
855
$12.33
$12.62
$12.69
$13.09
$13.00
4Q12
1Q13
2Q13
3Q13
4Q13
Common Shares O/S
TBV per share

© Fifth Third Bank | All Rights Reserved
Strong capital position
1
Non-GAAP measure; See Reg. G reconciliation in appendix.
2
Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013.
Significant payouts to shareholders
$710MM common
stock repurchases
(net of $398MM
shares issued
related to Series G
conversion)
$407MM common
dividends declared
$212MM common
stock repurchases
utilizing AT Vantiv
gains
• Continue to execute on capital plans in 4Q13
– Issued $450MM of preferred stock, Series I
– Redeemed $750MM of Fifth Third Capital Trust
IV TruPS
Tier 1 common equity
1
Common Shares Outstanding (MM)
and Tangible Book Value per share

Fifth Third Bank

Modest growth

~3.15% +/-

Down mid-single digits

(up mid-single digits ex-mortgage)

Down mid-single digits

Up mid-single digits+

~1.2% +/-

~28%

© Fifth Third Bank | All Rights Reserved
Balance Sheet:
Average loans & leases (excl. HFS)
Average transaction deposits
Income Statement:
Net interest income
2
Net interest margin
2
Noninterest income
1
Noninterest expense
Pre-provision net revenue
1,2
ROA
1
Effective tax rate
1
Asset Quality:
Net charge-offs
Loan loss allowance
4
Nonperforming assets
4
Tier 1 common equity
3,6
Category
Fifth Third: Outlook
2014 Outlook
1
$87.0B
$82.9B
1
2013 results exclude a net $534MM benefit from gains on Vantiv share issuance and Vantiv warrants. 2014 outlook does not include potential but currently unforecasted items, such as any potential additional Vantiv gains or losses, future capital actions, or changes in regulatory or accounting guidance.
2
Presented on a fully-taxable equivalent basis.
3
Non-GAAP measure; see Reg. G reconciliation in appendix.
4
Ratio as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review in each period.
5
As a percentage of loans and leases
6
Current period capital ratios estimated. Tier 1 common equity ratio outlook assumes generally stable common equity levels managed through asset growth and share repurchases.
Repurchases subject to ongoing evaluation under the Federal Reserve’s CCAR process.
2013-Adjusted
1
Outlook as of January 23, 2014;
please see cautionary statement on slide 2 for risk factors related to forward-looking statements
Mid single digit growth
Mid single digit growth
Down ~$100MM (~0.40-0.45%
5
)
Lower vs. 4Q13
Down ~20% vs. 4Q13
$3.58B
3.32% (3.21% 4Q13)
$2.70B
$3.95B
$2.31B
~1.2%
~28.4%
9.38%
$501MM (0.58%
5
)
$1.6B (1.79%)
$980MM (1.10%)
Consistent with 4Q13

16 © Fifth Third Bank | All Rights Reserved Appendix

© Fifth Third Bank | All Rights Reserved
Mortgage banking results
• 4Q13 mortgage components:
– MSR valuation adjustments of positive $26 million partially offset by lower gains on sale
– Gain on sale margins improved
• Expect stronger mortgage servicing results as rates rise
• Emphasis on purchase business continues to shift volumes
– 51% purchase volume in 4Q13 vs. 43% 3Q13
Mortgage originations ($B) and gain-on-sale margin1
Mortgage Banking Net Revenue ($MM)
Note: Numbers may not sum due to rounding.
1
Gain-on-sale margin represents gains on all loans originated for sale.

© Fifth Third Bank | All Rights Reserved
Total Funded Total Funded Total Funded Total Funded
(amounts in $MMs)
exposure exposure exposure exposure exposure exposure exposure exposure
Peripheral Europe -            -            10             -            202             103             212           103
Other Eurozone
-            -            56             14             2,031          1,161          2,087        1,175
  Total Eurozone -            -            66             14             2,233          1,264          2,299        1,278
Other Europe
-            -            83             23             889             500             972           523
  Total Europe -            -            149           37             3,122          1,764          3,271        1,801
Sovereigns Financial Institutions Non-Financial Entities Total
European Exposure
Total exposure includes funded and unfunded commitments, net of collateral; funded exposure excludes unfunded exposure
Peripheral Europe includes Greece, Ireland, Italy, Portugal and Spain
Eurozone includes countries participating in the European common currency (Euro)
Other Europe includes European countries not part of the Euro (primarily the United Kingdom and Switzerland)
Data above includes exposure to U.S. subsidiaries of Europe-domiciled companies
• International exposure primarily related to trade finance and financing activities of U.S. companies with foreign parent or overseas activities of U.S. customers
• No European sovereign exposure (total international sovereign exposure $7MM)
• Total exposure to European financial institutions <$150MM
• Total exposure to five peripheral Europe countries ~$200MM
• ~$1.3B in funded exposure to Eurozone-related companies (~1% of total loan portfolio)

FIFTH THIRD BANK

$812
$500
$2,450
$600
2014
2015
2016
2017
2018
2019
2020 On

© Fifth Third Bank | All Rights Reserved
Available and contingent borrowing capacity
(4Q13):
– FHLB ~$12B available, ~$13B total
– Federal Reserve ~$28B
Holding Company cash at 12/31/13: $2.1B
Cash currently sufficient to satisfy all fixed
obligations in a stressed environment for over
2 years (debt maturities, common and
preferred dividends, interest and other
expenses) without accessing capital markets;
relying on dividends from subsidiaries or any
other discretionary actions
Holding company unsecured debt maturities ($MM)
Bank unsecured debt maturities ($MM – excl. Brokered CDs)
Heavily core funded
Strong liquidity profile
Demand
25%
Interest
checking
20%
Savings/
MMDA
22%
Consumer
time
3%
Foreign
Office
2%
Non-Core
Deposits
5%
S-T
borrowings
1%
Other
liabilities
4%
Equity
11%
L-T debt
7%
S-T
wholesale
6%
$1,250
$500
$500
$2,312
2014 2015 2016 2017 2018 2019 2020 on
Fifth Third Bancorp Fifth Third Capital Trust (Bancorp)

Mortgage TDR Volume by Vintage
21%
36%
17%
12%
10%
4%
2008
2009
2010
2011
2012
2013

Re-default Rate
35%
30%
25%
20%
15%
10%
5%
0%
6
12
18
Months Since Modification
2008
2009
2010
2011
2012
2013

9%
8%
11%
10%
62%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months
$1.2 billion

© Fifth Third Bank | All Rights Reserved
Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Of $1.8B in consumer TDRs, $1.7B were on accrual
status and $136MM were nonaccruals
— $1.2B of TDRs are current and have been on the
books 6 or more months; within that, ~$1.1B of
TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
Source:  Fifth Third and OCC/OTS data through 2Q13
$1.3B current consumer TDRs (%)
1
Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)
TDR performance has improved in newer vintages
Mortgage TDRs that are past due 60 days or more trend by vintage
1

FL
6%
MI
8%
OH
14%
IN
5%
IL
12%
KY
3%
TN
4%
NC
4%
Other / National
44%

Accommodation
3%
Auto Manufacturing
1%
Construction
3%
Finance & Insurance
14%
Manufacturing
22%
Real Estate
3%
Retail Trade
4%
Auto Retailers
2%
Wholesale Trade
10%
Other
38%

© Fifth Third Bank | All Rights Reserved
Commercial & industrial
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 44% of total loans and
45% of net charge-offs
– 4Q13 NCOs included a $43 million charge-off on a single
restructured credit
* Excludes loans held-for-sale.
($ in millions) 4Q12 1Q13 2Q13 3Q13 4Q13
EOP Balance* $36,038 $36,757 $37,856 $38,253 $39,316
Avg Loans* $34,301 $36,395 $37,630 $38,133 $38,835
90+ days delinquent $1 $1 - $3 -
as % of loans NM NM NM 0.01% NM
NPAs* $352 $332 $361 $321 $290
as % of loans 0.98% 0.90% 0.95% 0.84% 0.74%
Net charge-offs $36 $25 $33 $44 $66
as % of loans 0.42% 0.28% 0.35% 0.46% 0.67%
C&I

FIFTH THIRD BANK

FL
13%
MI
23%
Other /
National
13%
NC
5%
TN
2%
KY
3%
IL
9%
IN
5%
OH
27%

Accommodation
6%
Auto
Manufacturing
1%
Construction
5%
Finance &
Insurance
3%
Manufacturing
8%
Other
28%
Wholesale
Trade
4%
Auto Retailers
3%
Retail Trade
5%
Real Estate
37%

© Fifth Third Bank | All Rights Reserved
Commercial mortgage
Loans by geography Credit trends
Loans by industry Comments
• Commercial mortgage loans represented 9% of total loans and
5% of net charge-offs
• Owner occupied 4Q13 NCO ratio of 0.4%, non-owner occupied
4Q13 NCO ratio of 0.3%
• Loans from FL/MI represented 36% of portfolio loans, 93% of portfolio losses in 4Q13
* Excludes loans held-for-sale.
($ in millions) 4Q12 1Q13 2Q13 3Q13 4Q13
EOP Balance* $9,103 $8,766 $8,443 $8,052 $8,066
Avg Loans* $9,193 $8,965 $8,618 $8,273 $8,047
90+ days delinquent $22 - - - -
as % of loans 0.24% NM NM NM NM
NPAs* $434 $409 $355 $296 $252
as % of loans 4.69% 4.59% 4.15% 3.62% 3.09%
Net charge-offs $17 $26 $10 $2 $8
as % of loans 0.70% 1.18% 0.50% 0.14% 0.40%
Commercial mortgage

FIFTH THIRD BANK

FL
8%
MI
9%
OH
20%
IN
4%
IL
10%
KY
2%
TN
4%
NC
4%
Other /
National
39%

Accommodation
2%
Construction
13%
Finance &
insurance
3%
Manufacturing
2%
Real estate
65%
Retail Trade
1%
Auto Retailers
1%
Wholesale
Trade
1%
Other
12%

© Fifth Third Bank | All Rights Reserved
Commercial construction
Loans by geography Credit trends
Loans by industry Comments
• Commercial construction loans represented 1% of total loans and 3% of net charge-offs
• Loans from FL/MI represented 17% of portfolio loans
* Excludes loans held-for-sale.
($ in millions) 4Q12 1Q13 2Q13 3Q13 4Q13
EOP Balance* $698 $694 $754 $875 $1,039
Avg Loans* $686 $695 $713 $793 $952
90+ days delinquent $1 - - - -
as % of loans 0.14% NM NM NM NM
NPAs* $88 $78 $69 $62 $59
as % of loans 12.37% 11.12% 8.88% 6.86% 5.53%
Net charge-offs $4 $3 - ($2) $4
as % of loans 1.91% 1.44% (0.04%) (1.16%) 1.65%
Commercial construction

Other / National 2%
FL 1%
MI 17%
NC 9%
TN 6%
KY 3%
IL 2%
IN 5%
OH 55%

C&I 26%
Commercial mortgage 37%
Commercial construction 37%

© Fifth Third Bank | All Rights Reserved
Homebuilders/developers
(included in previous slides)
Loans by geography Credit trends
Loans by industry Comments
• Originations of builder/developer loans suspended in 2007
• Remaining portfolio balance of $194MM, down 94% from peak of
$3.3B in 2Q08; represents <1% of total loans and <1% of commercial loans
• $47MM of NPAs (71% commercial mortgage, 16% commercial
construction, 13% C&I)
* Excludes loans held-for-sale.
($ in millions) 4Q12 1Q13 2Q13 3Q13 4Q13
EOP Balance* $318 $309 $285 $226 $194
90+ days delinquent - - - - -
as % of loans NM NM NM NM NM
NPAs* $88 $79 $63 $53 $47
as % of loans 24.19% 22.44% 22.00% 20.85% 20.72%
Net charge-offs - $1 ($1) ($1) $4
as % of loans 0.28% 1.57% (0.84%) (0.96%) 7.40%
Homebuilders/developers

FIFTH THIRD BANK

FL
13%
MI
15%
Other /
National
13%
OH
25%
NC
5%
TN
2%
KY
6%
IL
13%
IN
8%

© Fifth Third Bank | All Rights Reserved
Residential mortgage
1 st liens: 100%; weighted average LTV: 72.7%
Weighted average origination FICO: 753
Origination FICO distribution:  <660 6%; 660-689 5%; 690-719 9%;
720-749 14%; 750+ 57%; Other^ 9%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 39%; 70.1-80 36%; 80.1-90 7%;
90.1-95 4%; >95 14%
Vintage distribution: 2013: 22%; 2012 24%; 2011 15%; 2010 8%;
2009 4%; 2008 4%; 2007 4%; 2006 4%; 2005 7%; 2004 and prior
8%
15% originated through 3rd
party; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
• Residential mortgage loans represented 14% of total loans and 8% of net charge-offs
• FL portfolio 13% of residential mortgage loans and 16% of portfolio losses; MI portfolio 15% of residential mortgage loans and 18% of portfolio losses
($ in millions) 4Q12 1Q13 2Q13 3Q13 4Q13
EOP Balance* $12,017 $12,091 $12,400 $12,534 $12,680
Avg Loans* $11,846 $12,096 $12,260 $12,486 $12,609
90+ days delinquent $75 $74 $71 $73 $66
as % of loans 0.62% 0.61% 0.57% 0.58% 0.52%
NPAs* $290 $275 $255 $229 $222
as % of loans 2.41% 2.27% 2.06% 1.83% 1.75%
Net charge-offs $23 $20 $15 $12 $13
as % of loans 0.77% 0.69% 0.48% 0.39% 0.39%
Residential mortgage

FIFTH THIRD BANK

FL 8%
MI 20%
Other 3%
NC 5%
TN 2%
KY 7%
IL 14%
IN 8%
OH 33%

FL 9%
MI 20%
Other 1%
NC 5%
TN 2%
KY 7%
IL 14%
IN 8%
OH 34%

© Fifth Third Bank | All Rights Reserved
Home equity loans represented 10% of total loans and 17% of net charge-offs
– 4Q13 included $6 million of additional charge-offs and $46 million of additional NPAs due to a change in policy on home equity
nonaccruals
Approximately 13% of portfolio in broker product generated 31% total loss
Approximately one third of Fifth Third 2 nd liens are behind Fifth Third
1 st liens
2005/2006 vintages represent approximately 25% of portfolio; account for 45% of losses
Home equity
1 st liens: 34%; 2nd liens: 66%
Weighted average origination FICO: 751
Origination FICO distribution^: <660 3%; 660-689 7%; 690-719 12%;
720-749 16%; 750+ 53%; Other 9%
Average CLTV: 73%; Origination CLTV distribution: <=70 40%; 70.1-
80 23%; 80.1-90 19%; 90.1-95 6%; >95 12%
Vintage distribution: 2013: 7%; 2012 5%; 2011 3%; 2010 3%; 2009
3%; 2008 9%; 2007 10%; 2006 13%; 2005 12%; 2004 and prior 35%
% through broker channels: 13% WA FICO: 734 brokered, 754 direct;
WA CLTV: 88% brokered; 71% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
($ in millions) 4Q12 1Q13 2Q13 3Q13 4Q13
EOP Balance* $1,366 $1,321 $1,275 $1,231 $1,190
90+ days delinquent $14 $13 $11 $11 -
as % of loans 1.05% 1.02% 0.89% 0.88% NM
Net charge-offs $12 $10 $7 $6 $8
as % of loans 3.48% 3.08% 2.30% 1.91% 2.75%
Home equity - brokered
($ in millions) 4Q12 1Q13 2Q13 3Q13 4Q13
EOP Balance* $8,652 $8,406 $8,256 $8,125 $8,056
90+ days delinquent $44 $40 $37 $35 -
as % of loans 0.50% 0.47% 0.44% 0.43% NM
Net charge-offs $22 $20 $16 $13 $18
as % of loans 1.01% 0.93% 0.76% 0.64% 0.87%
Home equity - direct

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
December September June March December
2013 2013 2013 2013 2012
Income before income taxes (U.S. GAAP) $561 $604 $841 $591 $540
Add: Provision expense (U.S. GAAP) 53 51 64 62 76
Pre-provision net revenue (a) 614 655 905 653 616
Net income available to common shareholders (U.S. GAAP) 383                             421                             582                             413                             390
Add: Intangible amortization, net of tax 1                                 1                                 1                                 1                                 2
Tangible net income available to common shareholders 384                             422                             583                             414                             392
Tangible net income available to common shareholders (annualized) (b) 1,523                         1,674                         2,338                         1,679                         1,559
Average Bancorp shareholders' equity (U.S. GAAP) 14,757                       14,440                       14,221                       13,779                       13,855
Less: Average preferred stock (703)                           (593)                           (717)                           (398)                           (398)
Average goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,417)
Average intangible assets (20)                              (22)                              (24)                              (26)                              (28)
Average tangible common equity (c) 11,618                       11,409                       11,064                       10,939                       11,012
Total Bancorp shareholders' equity (U.S. GAAP) 14,589                       14,641                       14,239                       13,882                       13,716
Less:  Preferred stock (1,034)                        (593)                           (991)                           (398)                           (398)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (19)                              (21)                              (23)                              (25)                              (27)
Tangible common equity, including unrealized gains / losses (d) 11,120                       11,611                       10,809                       11,043                       10,875
Less: Accumulated other comprehensive income (82)                              (218)                           (149)                           (333)                           (375)
Tangible common equity, excluding unrealized gains / losses (e) 11,038                       11,393                       10,660                       10,710                       10,500
Total assets (U.S. GAAP) 130,443                     125,673                     123,360                     121,382                     121,894
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,416)                        (2,416)
Intangible assets (19)                              (21)                              (23)                              (25)                              (27)
Tangible assets, including unrealized gains / losses (f) 128,008                     123,236                     120,921                     118,941                     119,451
Less: Accumulated other comprehensive income / loss, before tax (126)                           (335)                           (229)                           (512)                           (577)
Tangible assets, excluding unrealized gains / losses (g) 127,882                     122,901                     120,692                     118,429                     118,874
Common shares outstanding (h) 855                             887                             851                             875                             882
Ratios:
Return on average tangible common equity (b) / (c) 13.1% 14.7% 21.1% 15.4% 14.1%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.63% 9.27% 8.83% 9.03% 8.83%
Tangible common equity (including unrealized gains/losses) (d) / (f) 8.69% 9.42% 8.94% 9.28% 9.10%
Tangible book value per share (d) / (h) 13.00 13.09 12.69 12.62 12.33
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
December September June March December
2013 2013 2013 2013 2012
Total Bancorp shareholders' equity (U.S. GAAP) $14,589 $14,641 $14,239 $13,882 $13,716
Goodwill and certain other intangibles (2,492)                        (2,492)                        (2,496)                        (2,504)                        (2,499)
Unrealized gains (82)                              (218)                           (149)                           (333)                           (375)
Qualifying trust preferred securities 60                               810                             810                             810                             810
Other 19                               21                               22                               23                               33
Tier I capital 12,094                       12,762                       12,426                       11,878                       11,685
Less: Preferred stock (1,034)                        (593)                           (991)                           (398)                           (398)
Qualifying trust preferred securities (60)                              (810)                           (810)                           (810)                           (810)
Qualifying noncontrolling interest in consolidated subsidiaries (37)                              (39)                              (38)                              (38)                              (48)
Tier I common equity (a) 10,963                       11,320                       10,587                       10,632                       10,429
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 116,836                     114,544                     112,285                     109,626                     109,699
Ratio:
Tier I common equity (a) / (b) 9.38% 9.88% 9.43% 9.70% 9.51%
Basel III - Estimated Tier 1 common equity ratio
December September
2013 2013
Tier 1 common equity (Basel I) $10,963 $11,320
Add: Adjustment related to capital components $82 $88
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) $11,045 $11,408
Add: Adjustment related to AOCI $82 $218
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) $11,127 $11,626
Estimated risk-weighted assets under final Basel III rules (e) 122,602                     120,447
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.01% 9.47%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.08% 9.65%
(c), (d)
(e)
Under the final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier 1 common equity. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capial; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.
For the Three Months Ended

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
2013 2012 2011 2010 2009
Total Bancorp shareholders' equity (U.S. GAAP) $14,589 $13,716 $13,201 $14,051 $13,497
Goodwill and certain other intangibles (2,492)                        (2,499)                        (2,514)                        (2,546)                        (2,565)
Unrealized gains (82)                              (375)                           (470)                           (314)                           (241)
Qualifying trust preferred securities 60                               810                             2,248                         2,763                         2,763
Other 19                               33                               38                               11                               (26)
Tier I capital 12,094                       11,685                       12,503                       13,965                       13,428
Less: Preferred stock (1,034)                        (398)                           (398)                           (3,654)                        (3,609)
Qualifying trust preferred securities (60)                              (810)                           (2,248)                        (2,763)                        (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (37)                              (48)                              (50)                              (30)                              -
Tier I common equity (a) 10,963                       10,429                       9,807                         7,518                         7,056
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 116,836                     109,699                     104,945                     100,561                     100,933
Ratio:
Tier I common equity (a) / (b) 9.38% 9.51% 9.35% 7.48% 6.99%
For the Year Ended